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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-14959

        Wisconsin                                          39-0971239
(State of Incorporation)                       (IRS Employer Identification No.)

                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)

                                 (414) 358-6600
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 16, 2006, the Board of Directors of Brady Corporation approved an amendment to the Brady Corporation Restoration Plan, which amendment became effective upon Board approval. The amended plan changed the lump sum distribution requirement to allow executives to determine their own distribution election and eliminated the provision allowing accelerated distributions. This description is qualified in its entirety by reference to the Brady Corporation Restoration Plan filed as Exhibit 99 to this report, which is incorporated herein by reference.

On February 16, 2006, the Board of Directors of Brady Corporation approved an amendment to the Brady Corporation Executive Deferred Compensation Plan (the "Executive Plan"), which amendment became effective upon Board approval. The revisions to the Executive Plan were made, in part, to comply with new regulations under Section 409A of the Internal Revenue Code and to simplify corporate accounting. They include revised deferred and distribution rules, eliminate an early distribution option, provide for separation of investment elections into either Brady Corporation stock or other mutual funds with no funds able to be transferred between the two, and a stipulation that distributions from the Brady Corporation stock accounts will be made in Brady Corporation stock only and not in cash. This description is qualified in its entirety by reference to the Executive Plan filed as Exhibit 99.1 to this report, which is incorporated herein by reference.

On February 16, 2006, the Board of Directors of Brady Corporation approved an amendment to the Brady Corporation Director's Deferred Compensation Plan (the "Director's Plan"), which amendment became effective upon Board approval. The revisions to the Director's Plan were made, in part, to comply with new regulations under Section 409A of the Internal Revenue Code and to simplify corporate accounting. They include revised deferred and distribution rules, separation of investment elections into either Brady Corporation stock or other mutual funds with no funds able to be transferred between the two (except prior to May 1, 2006, certain amounts may be transferred from the Brady stock account), and a stipulation that distributions from the Brady Corporation stock accounts will be made in Brady Corporation stock only and not in cash. This description is qualified in its entirety by reference to the Director's Plan filed as Exhibit 99.2 to this report, which is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit No.                     Description of Exhibit
-----------                     ----------------------
    99        Restated Brady Corporation Restoration Plan
    99.1      Amended and Restated Brady Corporation Executive Deferred
              Compensation Plan
    99.2      Amended and Restated Brady Corporation Director's Deferred
              Compensation Plan

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRADY CORPORATION


Date: February 22, 2006                 /s/ David Mathieson
                                        ----------------------------------------
                                        David Mathieson
                                        Vice President & Chief Financial Officer